EuroPac Hard Asset Fund Class A: EPHAX Class I: EPHIX

Summary Prospectus	March 5, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at www.europacificfunds.com/invest.html. You may also obtain this information at no cost by calling 1-888-558-5851 or by sending an e-mail request to info@europacificfunds.com. The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2014, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objectives
The Fund’s investment objectives are to seek appreciation of capital and protection against inflation and secondarily current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class I Shares
Maximum sales charge (load) imposed on purchases (as a percentage of price)	4.50%	None
Maximum deferred sales charge (load) imposed on purchases	None	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%
Wire fee	$20	$20
Overnight check delivery fee	$15	$15
Retirement account fee (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of your investment)
Management fees	1.08%	1.08%
Distribution (Rule 12b-1) fees	0.25%	None
Other expenses (includes shareholder service fee of up to 0.15%)	0.81%	1.02%
Acquired fund fees and expenses	0.11%	0.11%
Total annual fund operating expenses1	2.25%	2.21%
Fee waiver and/or expense reimbursement2	(0.39)%	(0.60)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.86%	1.61%

1
”Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

2
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses (as determined in accordance with Form N-1A), interest, taxes, dividend and interest expense on short sales, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.75% and 1.50% of average daily net assets of the Fund’s Class A and Class I shares, respectively.  This agreement is in effect until March 1, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees it waived and Fund expenses it reimbursed for a period of three years from the date of any such waiver or reimbursement.

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$630	$1,086	$1,567	$2,890
Class I	$164	$634	$1,130	$2,497

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in hard asset securities of companies located in Europe and the Pacific Rim.  The Fund’s advisor defines hard asset securities as equity and fixed income securities of companies that derive at least 50% of gross revenue or profit from production or distribution of precious metals, natural resources, real estate or other commodities. The Fund’s advisor considers a country to be part of Europe if it is include in one of the MSCI European indexes or part of the Pacific Rim if any of its borders touches the Pacific Ocean.  The advisor considers a company to be located in Europe or the Pacific Rim if (1) the company is organized under the laws of a country that is a part of Europe or the Pacific Rim or has its principal office that is a part of a country in Europe or the Pacific Rim; (2)  at the time of investment, the company derived a significant portion (i.e., 50% or more) of its total revenues during its most recent completed fiscal year from business activities in Europe or the Pacific Rim; or (3) the company's equity securities are traded principally on stock exchanges or over-the-counter markets in Europe or the Pacific Rim.  The Fund is "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that it may invest more of its assets in fewer positions than "diversified" mutual funds.  The Fund may invest in securities, including sovereign debt securities, and in securities denominated in U.S. dollars or in foreign currencies.

The Fund will concentrate its investments in the hard asset sector. The Fund will invest in large-, mid-, and small-capitalization companies in developed and emerging markets that are considered by the Fund’s advisor to be value oriented and dividend paying companies.  Subject to the Fund’s fundamental policy prohibiting the concentration of 25% or more of the Fund’s total assets in investments in any one industry or group of related industries, the Fund’s advisor may focus the Fund’s investments in one or more sectors, particularly the gold and finance sector.  The Fund's investments in equity securities will include common stock and may include preferred stock, convertible securities, warrants and options on equities and stock indices.  The Fund may also invest in exchange-traded funds ("ETFs"), which are investment companies that invest in portfolios of securities designed to track particular market segments or indices and the shares of which are bought and sold on securities exchanges.

The Fund may invest in precious metals and inflation-linked floating rate bonds denominated in foreign currencies.  The Fund will normally invest in bonds that have remaining maturities at the time of purchase of five years or less, and short duration of less than 1 1/2 years.  Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.  Although the Fund may invest in bonds rated in any category (including high yield bonds, which are commonly known as “junk bonds”), it will primarily invest in investment grade securities.  Investment grade fixed income securities include securities rated BBB- or higher by Standard & Poor’s Corporation (“S&P”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated by S&P and Moody’s, determined by the Fund’s advisor to be of comparable credit quality.

The Fund may use derivatives, such as commodity futures and currency and interest rate futures, as a hedge (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.

In selecting investments for the Fund, the Advisor seeks to identify hard asset securities and other securities in countries and currencies that will be most effective as a hedge against inflation and the U.S. dollar weakness, and provide the best potential for capital appreciation, given the outlook on the economy.   In making this determination the Fund’s advisor will assess the current world economic climate, and the potential for growth and inflation. The advisor will also attempt to target countries and currencies that it believes will provide long term capital appreciation and provide reliable protection against inflation and U.S. dollar weakness.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money.  There can be no assurance that the Fund will achieve its investment objective.

Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk.  The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer.  Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Small-Cap or Mid-Cap Company Risk.  The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general.  In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Hard Asset Sectors Risk. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political, or market events, as well as government regulation, impacting hard asset sectors (such as the precious metals, natural resources, and real estate sectors). Precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

Foreign Investment Risk.  The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries.  In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.

Currency Risk.   The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Geographic Concentration Risk.  A fund that is less diversified across countries or geographic regions is generally riskier than a more geographically diversified fund.  Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors.  This vulnerability to factors affecting the value of investments is significantly greater for a fund that concentrates its investment in a particular region or regions than a more geographically diversified fund, and may result in greater losses and volatility.  The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

Geographic Risk Related to Europe.  The Fund will be more susceptible to the economic, market, political and local risks of the European region than a fund that is more geographically diversified. Europe includes both developed and emerging markets. Most Western European countries are members of the European Union, which imposes restrictions on inflation rates, deficits and debt levels.  Both developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the European Union or debt restructuring. Assistance given to a European Union member state may be dependent on a country’s implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events have adversely affected the exchange rate of the euro and therefore may adversely affect the Fund and its investments.

Geographic Risk Related to Pacific Rim. The Fund will be more susceptible to the economic, market, regulatory, political, natural disasters and local risks of the Pacific Rim region than a fund that is more geographically diversified. The Pacific Rim region includes countries in all stages of economic development; however, it has a higher prevalence of emerging market countries as compared to other regions of the world.  The region has historically been highly dependent on global trade, with nations taking strong roles in both the importing and exporting of goods; such a relationship creates a risk with this dependency on global growth. The respective stock markets tend to have a larger prevalence of smaller capitalization companies. Varying levels of accounting and disclosure standards, restrictions on foreign ownership, minority ownership rights, and corporate governance standards are also common for the region.

Emerging Market Risk.  Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries may tend to have less government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries.  In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Foreign Sovereign Risk.  Foreign governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations.  The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results within the foreign country, changes in interest and exchange rates, changes in debt ratings, changing political sentiments, legislation, policy changes, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems.

Credit Risk.  If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Interest Rate Risk.  Changes in interest rates will affect the value of the Fund’s investments in fixed income securities and preferred stock.  Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities.

Liquidity Risk.  The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.  The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Derivatives Risk. To the extent the Fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses resulting from leverage. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value.

Preferred Stock Risk.  Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company.  The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Convertible Securities Risk.  Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Warrants Risk.  Warrants may lack a liquid secondary market for resale.  The prices of warrants may fluctuate as a result of speculation or other factors.  Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of their underlying securities and therefore are highly volatile and speculative investments.

Risks Related to the Gold and Precious Metals Industry. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries or sectors.  Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors.  The price of gold and other precious metals may fluctuate sharply over short periods of time, even during periods of rising prices, due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies, changes in industrial and commercial demand, limited markets, fabricator demand, gold sales by governments, trade imbalances and restrictions, currency devaluation or revaluation, central banks or international agencies, investment speculation, inability to raise capital, increases in production costs, political unrest in nations where sources of precious metals are located, monetary and other economic policies of various governments and government restrictions on private ownership of precious metals and mining land.  Therefore, markets are volatile at times, and there may be sharp fluctuations in prices even during periods of rising prices. The metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations.

Non-Diversification Risk.  The Fund is classified as “non-diversified”, which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Management Risk.  The Fund is an actively managed portfolio, and the value of the Fund’s investments may be reduced if the Fund’s advisor pursues unsuccessful investment strategies, fails to correctly identify market risks affecting the broader economy or specific companies in which the Fund invests, or otherwise engages in poor selection of investments for the Fund.

Performance
The performance information provided below indicates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class A shares and by showing how the average annual total returns of each class of shares of the Fund compare with the average annual total returns of a broad-based market index.  Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Class A shares and Class I shares are invested in the same portfolio of securities.  Sales loads are not reflected in the bar chart.  If these amounts were reflected, returns would be less than those shown.  Updated performance information is available on the Fund’s website at www.europacificfunds.com.

Calendar Year Total Return (before taxes) for Class A Shares
For each calendar year at NAV

Highest Calendar Quarter Return at NAV	15.73%	Quarter Ended 9/30/2012
Lowest Calendar Quarter Return at NAV	-17.86%	Quarter Ended 6/30/2013

Average Annual Total Returns for the periods ended December 31, 2013	One Year	Since Inception (Annualized)	Inception Date
Class A Shares - Return Before Taxes	-24.67%	-12.14%	June 30, 2011
Class A Shares - Return After Taxes on Distributions*	-24.67%	-12.28%	June 30, 2011
Class A Shares - Return After Taxes on Distributions and Sale of Fund Shares*	-13.96%	-8.94%	June 30, 2011
Class I Shares - Return Before Taxes	-20.81%	-10.24%	July 16, 2013
S&P Global Natural Resources Sector Index (does not reflect deduction for fees, expenses or taxes)	0.96%	-4.34%	June 30, 2011

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Class A Shares only and after-tax returns for classes other than Class A will vary from returns shown for Class A.

Class A started on June 30, 2011. Class I started on July 16, 2013. The performance figures for Class I include the performance for the Class A for the periods prior to the start date of Class I.  Class A imposes higher expenses than Class I.

Investment Advisor
Euro Pacific Asset Management, LLC (the “Advisor”)

Portfolio Manager
James Nelson, CFA, Portfolio Manager, has been the portfolio manager of the Fund since its inception on June 30, 2011.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A
Direct Regular Accounts	$2,500	$250
Direct Retirement Accounts	$2,500	$250
Automatic Investment Plan	$2,500	$250
Gift Account For Minors	$2,500	$250
Class I
Direct Regular Accounts	$15,000	$2,500
Direct Retirement Accounts	$15,000	$2,500
Automatic Investment Plan	$15,000	$2,500
Gift Account For Minors	$15,000	$2,500

Fund shares are redeemable on any business day the NYSE is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.